Exhibit R

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                               /s/ Glenn O. Head
                                               ---------------------------
                                               Glenn O. Head

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                         /s/ Richard H. Gaebler
                                         ----------------------------
                                         Richard H. Gaebler

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                            /s/ Jay G. Baris
                                            ----------------------
                                            Jay G. Baris

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                             /s/ Scott Hodes
                                             ---------------------
                                             Scott Hodes

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                           /s/ Glenn T. Dallas
                                           -------------------------
                                           Glenn T. Dallas

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                            /s/ Jackson Ream
                                            ----------------------
                                            Jackson Ream

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                         /s/ Nelson Schaenen Jr.
                                         -----------------------------
                                         Nelson Schaenen Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                           /s/ Jane W. Kruzan
                                           ------------------------
                                           Jane W. Kruzan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                          /s/ John T. Sullivan
                                          --------------------------
                                          John T. Sullivan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                          /s/ Jeremiah J. Lyons
                                          ---------------------------
                                          Jeremiah J. Lyons

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                           /s/ Kathryn S. Head
                                           -------------------------
                                           Kathryn S. Head

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company, hereby appoints Glenn O. Head or William H. Drinkwater, and each of them his/her true and lawful attorney to execute in his/her name, place and stead and on his/her behalf any registration statements for the registration pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of any and all separate accounts which are currently in existence or which may be established in the future by First Investors Life Insurance Company, and any and all amendments to said registration statements (including post-effective amendments), and all instruments necessary in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

         IN WITNESS WHEREOF the undersigned has subscribed these presents this 29 day of March 2003.





                                           /s/ Clark D. Wagner
                                           -------------------------
                                           Clark D. Wagner